SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 11, 2004


                           COMMUNITY BANKSHARES, INC.




Incorporated under the    Commission File No. 000-22054      I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                 57-0966962




                              791 Broughton Street

                        Orangeburg, South Carolina 29115

                             Telephone: 803-535-1060















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Item 7.  Financial Statements and Exhibits

(c)      Exhibit 99        Registrant's August 11, 2004 Press Release

Item 12.  Results of Operations and Financial Condition.

          Please see Exhibit 99 for the Registrant's August 11, 2004 press release.











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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    COMMUNITY BANKSHARES, INC.
                                    (Registrant)



Date:  August 11, 2004               By: /s/ William W. Traynham
                                       -----------------------------------------
                                       William W. Traynham
                                       President and Chief Financial Officer










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                                  EXHIBIT INDEX

Exhibit 99        Registrant's August 11, 2004 Press Release